UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

___________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934.

Date of Report:  September 8, 2008
(Date of earliest event reported)

Atrion Corporation
(Exact name of registrant as specified in its charter)

Delaware	01-10763	63-0821819
(State or other jurisdiction	(Commission File	(I.R.S. Employer
of incorporation or organization)	Number)	Identification No.)

One Allentown Parkway		75002
(Address of principal executive offices)		(Zip Code)

(972) 390-9800
(Registrant's telephone number, including area code)

Not Applicable
(Former Name or Former Address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.05.   Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

On September 8, 2008, the Board of Directors of Atrion Corporation (the “Company”) approved a revised code of ethics (hereinafter referred to as the “Code of Business Conduct”) which supersedes the Company’s prior code of ethics.  The Code of Business Conduct, like the prior code of ethics, is applicable to all directors, officers and employees of the Company.  The revisions expand the areas of law and policies and procedures that are addressed specifically by the Code of Business Conduct to include, among others, protection of the Company’s intellectual property, international trade restrictions, regulatory compliance and quality assurance, protection of the environment, equal opportunity and safety in the workplace, and political participation.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATRION CORPORATION

By:  /s/ Jeffery Strickland
        Jeffery Strickland
       Vice President and Chief Financial Officer

Date:                      September 12, 2008